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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): May 14, 2003


                           Commission File No. 0-28099


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                         ALADDIN SYSTEMS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------


NEVADA                                  86-0866757
(State or Other Jurisdiction of         (I.R.S. Employer Identification Number)
Incorporation or Organization)



                               245 WESTRIDGE DRIVE
                          WATSONVILLE, CALIFORNIA 95076
              (Address of Principal Executive Offices and Zip Code)

                    Issuer's Telephone Number: (831) 761-6200





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Item 5.    Other Events and Regulation FD Disclosure

         On May 14, 2003, the Registrant issued a press release related to the Registrant's financial results for the first quarter of 2003


Item 7.  Financial Statements and Exhibits

Exhibits:

Press Release dated May 14, 2003





Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                        ALADDIN SYSTEMS HOLDINGS, INC.
                                               (Registrant)

Date:  May 14, 2003                         /s/ Jonathan Kahn
                                            ------------------
                                            (Jonathan Kahn, CEO and Director)




Exhibit Index

Exhibit No                                  Description
-----------                                  ----------------
99.1                                Press Release dated May 14, 2003


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